UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 06/07/2021

NATURAL ALTERNATIVES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Commission File Number:  000-15701

Delaware	84-1007839
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1535 Faraday Avenue, Carlsbad, CA 92008

(Address of principal executive offices, including zip code)

760-736-7700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	NAII	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Natural Alternatives International, Inc. (the Company) regrets to disclose that Joe Davis, a member of the Company’s Board of Directors, passed away on May 27, 2021. The Company is deeply saddened by Mr. Davis’ untimely passing and extends its heartfelt condolences to Mr. Davis’ family. Joe joined the Company’s Board of Directors as an independent director in 2000 and was serving as the chair of the Board’s Audit Committee (the Audit Committee) at the time of his passing.

Following the death of Mr. Davis, the Company’s Board has been reduced to five members, four of whom are independent. The Audit Committee was temporarily reduced to two members, both of whom are independent directors. Due to the reduced number of Audit Committee members, the Company was no longer compliant with Rule 5605-4 of the NASDAQ Listed Company Manual, which requires that the audit committee of a NASDAQ-listed company consist of at least three members, each of whom is an independent director. The Company notified NASDAQ of Mr. Davis’ passing and the resulting non-compliance with the Listed Company Manual on June 7, 2021.

On June 8, 2021, the Company appointed Ms. Laura Kay Matherly to the Audit Committee to fill the vacancy created by Mr. Davis’ passing. Ms. Matherly is independent according to the requirements of Section 10A of, and Rule 10A-3 under, the Securities Exchange Act of 1934, as amended, and Rule 5605(a)(2) of the NASDAQ Listed Company Manual. With the addition of Ms. Matherly to the Audit Committee, the Company has regained compliance with the applicable NASDAQ listing standard within the standard grace period for achieving such compliance. Mr. Alan G. Dunn, an existing member of the Audit Committee, was appointed as the new chairperson of the Audit Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Natural Alternatives International, Inc. a Delaware corporation

Date: June 9, 2021	By:	/s/ Mike Fortin
Mike Fortin, Chief Financial Officer